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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

     Date of Report (Date of earliest event reported):  September 17, 2001
                                                        ------------------



                        Environmental Power Corporation
                        -------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                     0-15472                 04-2782065
            --------                     -------                 ----------
  (State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)


        500 Market Street, Suite 1-E, Portsmouth, New Hampshire  03801
                   (Address of principal executive offices)


                                (603) 431-1780
             (Registrant's telephone number, including area code)
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99 Letter to Shareholders of Environmental Power Corporation (EPC"), dated September 4, 2001.



Item 9.  Regulation FD Disclosure

The letter attached as Exhibit 99 hereto is furnished pursuant to Regulation FD. It is not filed.

Cautionary Statement

The Private Securities Litigation Reform Act of 1995 (the "Act") provides a "safe harbor" for forward-looking statements. Certain statements contained in the exhibit to this Report, and in any other written or oral statements made by or on behalf of the Registrant, such as statements concerning Scrubgrass 2001 performance, opportunities in distributed energy production, potential to build facilities using technology licensed to Microgy Cogeneration Systems, Inc. ("Microgy"), expectations regarding such technology and facilities and efficiencies of installation, pursuit of markets for energy sales and host farm sites and participation in renewable energy markets and other statements regarding matters that are not historical facts, are forward looking statements as such term is defined in the Act. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, uncertainties involving development stage companies, financing requirements and uncertainties, difficulties involved in executing on a business plan, technological uncertainties, risks relating to managing and integrating acquired businesses, volatile and unpredictable developments (including plant outages and repair requirements), the difficulty of estimating construction, development, repair and maintenance costs and timeframes, the uncertainties involved in estimating insurance and implied warranty recoveries, if any, the inability to predict the course or outcome of any negotiations with parties involved with EPC's or Microgy's projects, uncertainties relating to general economic and industry conditions, the amount and rate of growth in expenses, uncertainties relating to government and regulatory policies, the legal environment, intellectual property issues, the competitive environment in which EPC and Microgy operate and other factors, including those described in EPC's filings with the Securities and Exchange Commission, including the section "Management's Discussion and Analysis of Financial Condition and Results of Operations - Certain Factors That May Impact Future Results" of EPC's Quarterly Report on Form 10-Q for the period ended June 30, 2001. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their date. EPC undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVIRONMENTAL POWER CORPORATION


September 17, 2001                      /s/ Martin A. Zelbow
                                        ----------------------------------
                                        Martin A. Zelbow
                                        Interim Chief Financial Officer
                                         And Treasurer
                                        (principal accounting officer
                                        and authorized officer)